                                                                      EXHIBIT 20

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                      UNDER THE TRUST INDENTURE ACT OF 1939
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                  OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) X
                                                            ---

                                   ----------

                         BANK ONE, NATIONAL ASSOCIATION
               (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

     A NATIONAL BANKING ASSOCIATION                    36-0899825
                                                       (I.R.S. EMPLOYER
                                                       IDENTIFICATION NUMBER)

1 BANK ONE PLAZA, CHICAGO, ILLINOIS                    60670-0126
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)

                         BANK ONE, NATIONAL ASSOCIATION
                        1 BANK ONE PLAZA, SUITE IL1-0126
                          CHICAGO, ILLINOIS 60670-0126
                     ATTN: STEVEN M. WAGNER, (312) 407-1819
            (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)


                                   ----------

                HARLEY-DAVIDSON EAGLEMARK MOTORCYCLE TRUST 2000-1
               (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)


     DELAWARE                                               PENDING
(STATE OR OTHER JURISDICTION OF                             (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                        IDENTIFICATION NUMBER)

C/O WILMINGTON TRUST COMPANY, AS OWNER TRUSTEE
RODNEY SQUARE NORTH
1100 NORTH MARKET STREET
WILMINGTON, DELAWARE                                        19890-0001
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)



                HARLEY-DAVIDSON EAGLEMARK MOTORCYCLE TRUST 2000-1
                HARLEY-DAVIDSON MOTORCYCLE CONTRACT BACKED NOTES
                         (TITLE OF INDENTURE SECURITIES)

ITEM 1.        GENERAL INFORMATION. FURNISH THE FOLLOWING
               INFORMATION AS TO THE TRUSTEE:

               (a)  NAME AND ADDRESS OF EACH EXAMINING OR
               SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

               Comptroller of Currency, Washington, D.C.;
               Federal Deposit Insurance Corporation,
               Washington, D.C.; The Board of Governors of the Federal Reserve System, Washington D.C.

               (b)  WHETHER IT IS AUTHORIZED TO EXERCISE
               CORPORATE TRUST POWERS.

               The trustee is authorized to exercise corporate trust powers.

ITEM 2.        AFFILIATIONS WITH THE OBLIGOR.  IF THE OBLIGOR
               IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH
               SUCH AFFILIATION.

               No such affiliation exists with the trustee.


ITEM 16. LIST OF EXHIBITS. LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF ELIGIBILITY.

               1. A copy of the articles of association of the trustee now in effect.*

               2. A copy of the certificates of authority of the trustee to commence business.*

               3. A copy of the authorization of the trustee to exercise corporate trust powers.*

               4.   A copy of the existing by-laws of the trustee.*

               5.   Not Applicable.

               6.   The consent of the trustee required by
                    Section 321(b) of the Act.

               7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

               8.   Not Applicable.

               9.   Not Applicable.


     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Bank One, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago and State of Illinois, on the 19th day of April, 2000.


                    BANK ONE, NATIONAL ASSOCIATION,
                    TRUSTEE

                    BY   /s/ STEVEN M. WAGNER
                         STEVEN M. WAGNER
                         FIRST VICE PRESIDENT





* EXHIBITS 1, 2, 3, AND 4 ARE HEREIN INCORPORATED BY REFERENCE TO EXHIBITS BEARING IDENTICAL NUMBERS IN ITEM 16 OF THE FORM T-1 OF BANK ONE, NATIONAL ASSOCIATION, FILED AS EXHIBIT 25 TO THE REGISTRATION STATEMENT ON FORM S-3 OF HOUSEHOLD FINANCE CORPORATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 24, 2000 (REGISTRATION NO. 333-33240).

                                    EXHIBIT 6



                       THE CONSENT OF THE TRUSTEE REQUIRED
                          BY SECTION 321(b) OF THE ACT


                                                       April 19, 2000



Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In connection with the qualification of an indenture between Harley-Davidson Eaglemark Motorcycle Trust 2000-1 and Bank One, National Association, as Trustee, the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


                                   Very truly yours,

                                   BANK ONE, NATIONAL ASSOCIATION



                              BY:  /s/ STEVEN M. WAGNER
                                   STEVEN M. WAGNER
                                   FIRST VICE PRESIDENT

                                    EXHIBIT 7

Legal Title of Bank:          Bank One, NA                  Call Date: 12/31/99 ST-BK: 17-1630 FFIEC 031
Address:                      1 Bank One Plaza, Ste 0303                                       Page RC-1
City, State  Zip:             Chicago, IL  60670
FDIC Certificate No.:         0/3/6/1/8

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR DECEMBER 31, 1999

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET


                                                                                          DOLLAR AMOUNTS IN THOUSANDS
                                                                                          RCFD      BIL MIL THOU      C400
                                                                                          ----      ------------      ----
ASSETS
1.   Cash and balances due from depository institutions (from Schedule RC-A):
                                                                                          RCFD
                                                                                          ----
     a.   Noninterest-bearing balances and currency and coin(1) .......................   0081         5,055,227      1.a
     b.   Interest-bearing balances(2) ................................................   0071         6,267,008      1.b
2.   Securities
     a.   Held-to-maturity securities(from Schedule RC-B, column A) ...................   1754                 0      2.a
     b.   Available-for-sale securities (from Schedule RC-B, column D) ................   1773        10,171,065      2.b
3.   Federal funds sold and securities purchased under agreements to
     resell ...........................................................................   1350         9,133,306      3.
4.   Loans and lease financing receivables:
                                                                                          RCFD
                                                                                          ----
     a.   Loans and leases, net of unearned income (from Schedule RC-C) ...............   2122        54,113,895      4.a
     b.   LESS: Allowance for loan and lease losses ...................................   3123           485,672      4.b
     c.   LESS: Allocated transfer risk reserve .......................................   3128                 0      4.c

                                                                                          RCFD
                                                                                          ----
     d.   Loans and leases, net of unearned income, allowance, and
          reserve (item 4.a minus 4.b and 4.c) ........................................   2125        53,628,223      4.d
5.   Trading assets (from Schedule RD-D) ..............................................   3545         5,625,628      5.
6.   Premises and fixed assets (including capitalized leases) .........................   2145           728,892      6.
7.   Other real estate owned (from Schedule RC-M) .....................................   2150             2,661      7.
8.   Investments in unconsolidated subsidiaries and associated
     companies (from Schedule RC-M) ...................................................   2130           225,055      8.
9.   Customers' liability to this bank on acceptances outstanding .....................   2155           318,645      9.
10.  Intangible assets (from Schedule RC-M) ...........................................   2143           222,903      10.
11.  Other assets (from Schedule RC-F) ................................................   2160         2,515,075      11.
12.  Total assets (sum of items 1 through 11) .........................................   2170        93,893,688      12.


----------------
(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held for trading.

Legal Title of Bank:          Bank One, NA                  Call Date: 12/31/99 ST-BK: 17-1630 FFIEC 031
Address:                      1 Bank One Plaza, Ste 0303                                       Page RC-2
City, State  Zip:             Chicago, IL 60670
FDIC Certificate No.:         0/3/6/1/8

SCHEDULE RC--CONTINUED


                                                                                          DOLLAR AMOUNTS IN THOUSANDS
                                                                                          RCFD      BIL MIL THOU      C400
                                                                                          ----      ------------      ----
LIABILITIES
13.  Deposits:
                                                                                          RCON
                                                                                          ----
     a.   In domestic offices (sum of totals of columns A and C
          from Schedule RC-E, part 1) .................................................   2200        26,310,375      13.a
          (1)  Noninterest-bearing(1) .................................................   6631        11,553,564      13.a1
          (2)  Interest-bearing .......................................................   6636        14,756,811      13.a2

                                                                                          RCFN
                                                                                          ----
     b.   In foreign offices, Edge and Agreement subsidiaries, and
          IBFs (from Schedule RC-E, part II) ..........................................   2200        28,917,958      13.b
          (1)  Noninterest bearing ....................................................   6631           623,837      13.b1
          (2)  Interest-bearing .......................................................   6636        28,294,121      13.b2
14.  Federal funds purchased and securities sold under agreements
     to repurchase: ...................................................................   RCFD 2800    9,453,894      14
15.  a.   Demand notes issued to the U.S. Treasury ....................................   RCON 2840    1,263,434      15.a
     b.   Trading Liabilities(from Schedule RC-D) .....................................   RCFD 3548    3,262,946      15.b

                                                                                          RCFD
                                                                                          ----
16.  Other borrowed money:
     a.   With original maturity of one year or less ..................................   2332        12,462,976      16.a
     b.   With original maturity of more than one year ................................   A547         1,049,525      16.b
     c.   With original maturity of more than three years .............................   A548           477,923      16.c
17.  Not applicable
18.  Bank's liability on acceptance executed and outstanding ..........................   2920           318,645      18.
19.  Subordinated notes and debentures ................................................   3200         3,250,000      19.
20.  Other liabilities (from Schedule RC-G) ...........................................   2930         1,377,838      20.
21.  Total liabilities (sum of items 13 through 20) ...................................   2948        88,145,514      21.
22.  Not applicable
EQUITY CAPITAL
23.  Perpetual preferred stock and related surplus ....................................   3838                 0      23.
24.  Common stock .....................................................................   3230           200,858      24.
25.  Surplus (exclude all surplus related to preferred stock) .........................   3839         3,660,673      25.
26.  a.   Undivided profits and capital reserves ......................................   3632         2,057,661      26.a
     b.   Net unrealized holding gains (losses) on available-for-sale
          securities ..................................................................   8434          (170,996)     26.b
     c.   ACCUMULATED NET GAINS (LOSSES) ON CASH FLOW HEDGES ..........................   4336                 0      26.c
27.  Cumulative foreign currency translation adjustments ..............................   3284              ( 22)     27.
28.  Total equity capital (sum of items 23 through 27) ................................   3210         5,748,174      28.
29.  Total liabilities, limited-life preferred stock, and equity
     capital (sum of items 21, 22, and 28) ............................................   3300        93,893,688      29.

Memorandum
To be reported only with the March Report of Condition.
1.   Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work
     performed for the bank by independent external auditors              Number
     as of any date during 1996 ................  RCFD 6724 ...  N/A       M.1.

1 = Independent audit of the bank conducted in accordance         4 = Directors' examination of the bank performed by other
    with generally accepted auditing standards by a certified         external auditors (may be required by state chartering
    public accounting firm which submits a report on the bank         authority)
2 = Independent audit of the bank's parent holding company        5 = Review of the bank's financial statements by external
    conducted in accordance with generally accepted auditing          auditors
    standards by a certified public accounting firm which         6 = Compilation of the bank's financial statements by external
    submits a report on the consolidated holding company              auditors
    (but not on the bank separately)                              7 = Other audit procedures (excluding tax preparation work)
3 = Directors' examination of the bank conducted in               8 = No external audit work
    accordance with generally accepted auditing standards
    by a certified public accounting firm (may be required by
    state chartering authority)

----------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.